Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23AA

THIRTY-FOURTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This THIRTY-FOURTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control solely with respect to the subject matter of this Amendment.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer and CSG entered into the Twenty-Second Amendment (Document #2312345) of the Agreement effective as of May 22, 2012 (the “CD Amendment”), whereby CSG made available to Customer the Content Direct System as a Product under the Agreement, together with related Content Direct Services, CD Professional Services and other services;

WHEREAS, the parties executed the First Content Direct Statement of Work (Document# 2312237) effective as of May 22, 2012 (the “First CD SOW”) and Second Content Direct Statement of Work (Document #2500536) effective as of February 11, 2013 (the “Second CD SOW”), whereby Customer commercially deployed two instances of the Content Direct System commonly referred to by the parties as the “**** ***** ************* **** ********” and the “*********** *** **** ********” (collectively, the “Current Customer CD Offerings”);

WHEREAS, Customer has notified CSG that it wishes to exercise its “******* ** ******” termination rights set forth in Section 6(d) of Attachment A to the CD Amendment, but in lieu of terminating the CD Amendment and each Statement of Work thereunder, Customer wishes to terminate the First CD SOW and the Second CD SOW (together, the “Online CD SOWs”) and maintain in effect the CD Amendment, as amended hereby, so as to enable Customer to deploy a future Content Direct System solution pursuant to one or more Statement(s) of Work that would be executed by the parties under the CD Amendment if Customer wishes to deploy such a solution in the future; and

WHEREAS, the parties are entering into this Amendment to effectuate the termination of the Online CD SOWs, to amend the CD Amendment to incorporate terms and conditions that apply to Customer’s potential future deployment of the Content Direct System and related services and to clarify the parties’ rights and obligations in connection with the termination of the Current Customer CD Offerings.

Now therefore, CSG and Customer agree to the following upon the Effective Date:

1.	Notwithstanding anything to the contrary in Section 6(d) of Attachment A to the CD Amendment, the parties agree to terminate the Online CD SOWs and the provision by CSG of the Content Direct

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.23AA

Services to Customer pursuant to the Online CD SOWs as of the date selected by Customer, which date shall be no later than Midnight (CDT) on July 21, 2013 (the “Current CD Offering Termination Date”).

2.

Notwithstanding Section 1 above, upon request of Customer, either prior to or after the Current CD Offering Termination Date, CSG shall perform its obligations under Section 7(a) of Attachment A to the CD Platform (Termination Assistance).  Further, upon request of Customer, CSG shall provide Customer Content Direct Termination Assistance (including, by way of example only, and without limitation, migration services) pursuant to the fees, terms and conditions set forth in the Third Content Direct Statement of Work (Document# 2501805) effective as April 25, 2013 (the “Third CD SOW”) or any subsequent Statement of Work or other agreement executed by the parties intended to govern any Content Direct Termination Assistance services requested by Customer and performed by CSG; and

3.

As of the Current CD Offering Termination Date, Customer’s access to the Content Direct System and the Content Direct Services, and Customer’s right to provide its Consumers access to the Content Direct System and the Customer Content made available through the Content Direct System and Content Direct Services, will terminate.  Accordingly, (a) except for (i) CSG’s future obligations under a new Statement of Work executed under the CD Amendment, if any, and (ii) CSG’s obligation to comply with its obligations under Section 7(a) of Attachment A to the CD Amendment, and its performance of Content Direct Termination Assistance pursuant to the Third CD SOW (or other document), CSG shall, after the Current CD Offering Termination Date, have no obligation to provide Customer access to the Content Direct System or to perform any Content Direct Services and (b) as of the Current CD Offering Termination Date, except for (i) Customer’s future obligations under a new Statement of Work executed under the CD Amendment, if any, and (ii) Customer’s obligations to pay CSG for the performance of its obligations described in clause 3(a)(ii) above, Customer shall have no further obligations to CSG pursuant to the Online CD SOWs and shall have no further obligation to pay any fees set forth in the CD Amendment including, but not limited to, Attachment A thereof.  It is acknowledged and agreed that CSG may invoice Customer in arrears in accordance with the Agreement after the Current CD Offering Termination Date, and nothing in this Section 3 shall be deemed to relieve Customer of its responsibility to pay, for the fees described in the foregoing sentence that are incurred by Customer prior to the Current CD Offering Termination Date.  Furthermore, CSG and Customer agree that, as of the Effective Date of this Amendment, Customer shall have no obligation to pay any fees set forth in Section 10 of Attachment A to the CD Amendment other than the fees set forth in *** **** **** * ** ******* * *** ******** **** *****, *** ******* *, **** **** * ** *** ***** ****** “** ******** ****,” *** ******* *, **** **** *.*. ** *** ***** ****** “** ******** ****,” *** *** ******* *, **** **** * ** *** ***** ****** “******* ********* ******* ******* *** ******* ****** ******.”

4.

Notwithstanding anything to the contrary in the CD Amendment, if by *** **, ****, the parties have not executed a Statement of Work that specifies fees, terms and conditions by which CSG will provide Customer Content Direct Services in connection with a new Content Direct System deployment, then the CD Amendment shall automatically, without requirement of either party to provide written notice thereof to the other party, terminate effective as of *** **, ****, ****.  To the extent applicable under the Third SOW (or any subsequent Statement of Work executed by the parties that includes fees, terms and conditions applicable to Termination Assistance), termination of the CD Amendment shall remain subject to Section 20(d), Termination Assistance, of the Agreement.

5.

For the avoidance of doubt, the Parties acknowledge that the CD Amendment, including, but not limited to, the ******** ******** ************ fee paid by Customer, and the ***** **** ******* acquired by Customer, shall remain active and in effect, and any Statement(s) of Work executed by the Parties after the Effective Date may utilize **** ***** **** ******* consistent with the terms of the CD Amendment.

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.23AA

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Michael K. McClaskey	By: /s/ Michael J. Henderson
Name: Michael K. McClaskey	Name: Michael J. Henderson
Title: Senior Vice President and Chief Information Officer	Title: EVP Sales & Marketing
Date: 5/20/13	Date: 5/20/13